Exhibit 10.3

Bank of America

SECURITY  AGREEMENT
(Multiple Use)

1.  THE SECURITY.   The  undersigned Mechanical Technology, Incorporated  ( the "Pledgor")  hereby  assigns  and grants  to Bank  of America,  NA,    its successors  and assigns  ("BANA"),  and to Bank of America  Corporation   and  its subsidiaries  and affiliates  (BANA  and  all such  secured  parties, collectively,  the "Bank")  a security  interest  in the following  described  property  now owned  or hereafter acquired  by the  Pledgor  (the "Collateral"):

(a)  All  accounts,  and all chattel  paper,  instruments,  deposit  accounts,  letter of credit  rights,  and general  intangibles  related thereto;  and all returned  or repossessed  goods which,  on sale or lease,  resulted  in an account.

(b)  All  inventory.

(c)  All equipment  and fixtures  now owned  or hereafter  acquired  by the  Pledgor, (including,  but  not limited  to, the equipment  described  in the attached  Equipment  Description,  if any).

(d)  All  negotiable  and nonnegotiable  documents  of title  covering  any Collateral.

(e)  All  accessions,  attachments  and other  additions  to the  Collateral,  and all tools,  parts  and equipment  used  in connection  with the  Collateral.

(f)  All  substitutes  or replacements  for any Collateral,  all cash  or non-cash proceeds  (including  insurance  proceeds),  products,  rents and profits  of the  Collateral,  and all income,  benefits  and property  receivable  on account  of the  Collateral,  and all supporting obligations  covering  any Collateral.

(g)  All books,  data and  records  pertaining  to any Collateral,  whether  in the form of a writing,  photograph,   microfilm  or electronic  media,  including  but  not  limited  to any computer- readable  memory  and any computer  software  necessary  to process  such  memory  ("Books  and Records").

2.  THE  INDEBTEDNESS.    The obligations  secured  by this Agreement   are the  payment and performance  of (a) all present  and future  Indebtedness  of the  Pledgor  to the  Bank;  (b) all obligations of the Pledgor  and rights  of the  Bank  under  this Agreement;  and  (c)  all present  and future  obligations  of the  Pledgor  to the  Bank  of other  kinds.  Each  party obligated  under  any Indebtedness   is referred  to in this Agreement  as a "Debtor:   "Indebtedness"   is used  in its most comprehensive   sense  and includes  any and all advances,  debts.  obligations  and liabilities  of the  Debtor,  now or hereafter  existing,  absolute  or contingent.  liquidated  or unliquidated,  determined  or undetermined,  voluntary  or  involuntary,  including under  any swap.  derivative,  foreign  exchange,  hedge,  or other  arrangement   ("Swap"),  deposit.  treasury management  or other  similar  transaction  or arrangement,  and whether  the  Debtor  may be liable individually  or jointly  with  others.  or whether  recovery  upon such  Indebtedness   may be or hereafter becomes  unenforceable.   "Indebtedness"   secured  by the  Collateral  of such  Pledgor  shall  not  include obligations  arising  under  any Swap  to which  it is not party  if, and to the extent  that,  all or a portion of the

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guaranty  by such  Pledgor  to the  Bank of, or the grant  by such  Pledgor  of a security  interest  to the  Bank to secure,  such  Swap,  would  violate  the  Commodity  Exchange  Act   (7 U.S.C.,  Sec.  1. et. seq.)  by virtue  of such  Pledgor's  failure  to constitute  an "eligible  contract  participant"  as defined  in the  Commodity

Exchange  Act  at the  time  such guaranty  or grant  of such  security  interest  becomes  effective  with  respect to such Swap.

Except as otherwise  agreed  in writing  by the  Bank and the  Pledgor,  if the  Indebtedness   includes,  now or hereafter,  any Special  Flood  Zone  Loan,  then the following  shall  apply:  The  Special  Flood  Zone  Loan shall  not be secured  under  this Agreement  by any Collateral  which  would  constitute  "contents"  located within  the  Flood  Zone  Improvements.

3.  PLEDGOR'S   COVENANTS.    The Pledgor  represents,  covenants  and warrants  that unless compliance  is waived  by the  Bank  in writing:

(a)  The  Pledgor  agrees:  (i) to indemnify  the  Bank  against  all losses,  claims, demands,  liabilities  and expenses  of every  kind caused  by any  Collateral;  (ii) to permit the  Bank to exercise  its rights  under  this Agreement;   (iii) to execute  and deliver  such documents  as the

Bank deems  necessary  to create,  perfect  and continue  the  security  interests  contemplated  by this Agreement;   (iv)  not to change  its name  (including,  for  an individual,  the  Pledgor's  name on any driver's  license  or special  identification  card issued  by any state),  and as applicable,  its chief executive  office,  its principal  residence  or the jurisdiction  in which  it is organized  andlor  registered or its business  structure  without  giving  the  Bank at least  30 days  prior written  notice;  (v) not to change  the  places  where  the  Pledgor  keeps  any Collateral  or the  Pledgor's  Books  and Records concerning  the  Collateral  without  giving  the  Bank prior written  notice  of the  address  to which  the Pledgor  is moving  same;  and  (vi) to cooperate  with the  Bank  in perfecting  all security  interests granted  by this Agreement   and in obtaining  such  agreements  from  third  parties  as the  Bank deems  necessary,  proper  or convenient  in connection  with  the  preservation,  perfection  or enforcement  of any of its rights  under  this Agreement.

(b)   The Pledgor  agrees  with  regard  to the  Collateral,  unless  the  Bank agrees otherwise  in writing:   (i) that the  Bank  is authorized  to file financing  statements  in the  name of the Pledgor  to perfect  the  Bank's  security  interest  in the Collateral;  (ii) that the  Bank is authorized  to notify any account  debtors,  any buyers  of the Collateral,  or any other  persons  of the  Bank's interest  in the  Collateral,  (iii) where  applicable,  to operate  the  Collateral  in accordance  with all applicable  statutes,  rules  and regulations  relating  to the  use and control  of the  Collateral,  and not to use any Collateral  for any  unlawful  purpose  or in any way that would  void  any insurance required  to be carried;  (iv)  not to  remove the  Collateral  from the  Pledgor's  premises  except  in the ordinary  course  of the  Pledgor's  business;  (v) to pay when  due all  license  fees,  registration  fees and other  charges  in connection  with  any Collateral;  (vi) not to permit  any  lien on the  Collateral, including  without  limitation,  liens arising  from  repairs to or storage  of the  Collateral,  except  in favor  of the  Bank;  (vii)  not to sell,  hypothecate  or dispose  of,  nor permit  the transfer  by operation of law of, any Collateral  or any  interest  in the Collateral,  except  sales  of inventory  to buyers  in the ordinary  course  of the  Pledgor's  business;  (viii) to permit  the  Bank to inspect  the Collateral  at any time;  (ix) to  keep,  in accordance  with generally  accepted  accounting  principles,  complete  and accurate  Books  and  Records  regarding  all the  Collateral,  and to permit  the  Bank to inspect the same  and make  copies  at any reasonable  time;  (x)  if requested  by the  Bank,  to receive  and use reasonable  diligence  to collect  the  Collateral  consisting  of accounts  and other  rights to payment and proceeds,  in trust  and  as the  property  of the Bank,  and to immediately  endorse  as appropriate  and deliver  such  Collateral  to the  Bank daily  in the  exact  form  in which  they are received  together  with  a collection  report  in form  satisfactory  to the  Bank;  (xi) not to commingle the Collateral,  or collections  with  respect  to the  Collateral,  with other  property;  (xii) to give only normal allowances  and credits  and to advise  the  Bank thereof  immediately  in writing  if they affect any rights to payment  or proceeds  in any material  respect;  (xiii) from time  to time,  when requested  by the  Bank, to  prepare  and deliver  a schedule  of all the  Collateral  subject  to this Agreement  and to assign  in writing  and deliver to the Bank  all accounts,  contracts,  leases  and

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Simplified Security Agreement  (Multiple  Use)

other  chattel  paper,  instruments,  and documents;  (xiv)  in the  event  the  Bank  elects  to receive payments  or rights to payment  or proceeds  hereunder,  to pay all expenses  incurred  by the  Bank, including  expenses  of accounting,  correspondence,   collection  efforts,  reporting  to account  or contract  debtors,  filing,  recording,  record  keeping  and other  expenses;  and (xv) to provide  any service  and do any other  acts which  may  be necessary  to maintain,  preserve  and protect  all the Collateral  and,  as appropriate  and  applicable,  to keep  all the  Collateral  in good  and saleable condition,  to deal with  the  Collateral  in accordance  with  the standards  and practices  adhered  to generally  by users  and manufacturers   of like property,  and to keep  all the  Collateral  free and clear of all defenses,  rights  of offset  and counterclaims.

(c)   If any Collateral  is or becomes  the  subject  of any registration  certificate, certificate  of deposit  or  negotiable  document  of title,  including  any warehouse   receipt or bill of lading, the  Pledgor  shall  immediately  deliver  such document  to the  Bank,  together  with  any necessary  endorsements.

(d)  The  Pledgor  will  maintain  and keep  in force  all  risk insurance  covering  the Collateral  against  fire, theft,  liability and extended  coverages  (including  without  limitation  flood, windstorm  coverage  and  hurricane  coverage  as applicable),  to the  extent  that  any Collateral  is of a type which  can  be so  insured.  Such  insurance  shall  be in form,  amounts,  coverages  and basis reasonably  acceptable  to the  Bank,  shall  require  losses  to be paid on a replacement  cost basis, shall be issued  by insurance  companies  acceptable  to the  Bank  and include  a lender  loss

payable  endorsement   and additional  insured  endorsement  in favor  of the  Bank  in a form acceptable  to the  Bank.   Upon the  request  of the  Bank, the  Pledgor  will  deliver  to the Bank a copy of each  insurance  policy,  or,  if permitted  by the  Bank,  a certificate  of insurance  listing all insurance in force.

(e)   The Pledgor  will  not attach  any Collateral  to any  real property  or fixture  in a manner  which  might  cause  such  Collateral  to become  a part thereof  unless  the  Pledgor  first obtains  the written  consent  of any owner,  holder  of any lien on the  real property  or fixture,  or other person  having  an  interest  in such  property  to the  removal  by the  Bank  of the  Collateral  from  such real property  or fixture.   Such written  consent  shall  be in form and  substance  acceptable  to the Bank and shall  provide  that  the  Bank  has no liability to such owner,  holder  of any lien, or any other person.

4.   BANK  RIGHTS.   The Pledgor  appoints  the  Bank  its attorney  in fact  to perform  any of the following  rights, which  are coupled  with  an interest,  are  irrevocable  until termination  of this Agreement and may be exercised  from time  to time by the  Bank's officers  and employees,  or any of them,  whether  or not the  Pledgor  is in default:  (a) to perform  any obligation  of the  Pledgor  hereunder  in the  Pledgor's  name or otherwise;  (b) to release  persons  liable  on the  Collateral  and to give  receipts  and acquittances  and compromise  disputes;  (c) to release  or substitute  security;  (d) to prepare,  execute,  file,  record  or deliver notes, assignments,  schedules,  designation  statements,  financing  statements,  continuation  statements, termination  statements,  statements  of assignment,  applications  for  registration  or like documents  to perfect,  preserve  or release  the  Bank's  interest  in the  Collateral;  (e) to take  cash,  instruments  for the payment  of money  and other  property  to which  the  Bank  is entitled;  (f) to verify  facts  concerning  the Collateral  by inquiry of obligors  thereon,  or otherwise,  in its own  name  or a fictitious  name;  (g) to endorse, collect,  deliver  and receive  payment  under  instruments  for the payment  of money  constituting  or relating to the Collateral;  (h) to prepare,  adjust,  execute,  deliver  and  receive  payment  under  insurance  claims,  and to collect  and receive  payment  of and endorse  any instrument  in payment  of loss or returned  premiums  or any other  insurance  refund  or return,  and to apply  such amounts  received  by the  Bank,  at the  Bank's sole option, toward  repayment  of the  Indebtedness  or, where  appropriate,  replacement  of the Collateral;  (i) to enter onto the  Pledgor's  premises  in inspecting  the  Collateral;  (j) to make  withdrawals  from  and to close deposit  accounts  or other  accounts  with  any financial  institution,  wherever  located,  into which  proceeds may have been  deposited,  and to apply  funds  so withdrawn  to payment  of the  Indebtedness;   (j) to preserve  or release  the  interest  evidenced  by chattel  paper  to which  the  Bank  is entitled  and to endorse and deliver any evidence  of title;  and (k) to do all acts and things  and execute  all documents  in the name

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of the  Pledgor  or otherwise,  deemed  by the  Bank as necessary,  proper  and convenient   in connection  with the  preservation,  perfection  or enforcement  of its rights.

5.  DEFAULTS.   Anyone   or more of the following  shall  be a default  hereunder:

(a)  The occurrence  of any defined  or described  event  of default  under,  or any default  in the  performance  of or compliance  with any obligation,  agreement,   representation,   warranty,  or other  provision  contained  in (i) this Agreement,   or (ii) any other  contract  or instrument  evidencing  the Indebtedness.

(b)   Any  involuntary  lien of any kind or character  attaches  to any Collateral, except  for liens for taxes  not yet  due.

6.   BANK'S  REMEDIES  AFTER  DEFAULT.   In the  event  of any default,  the  Bank may do anyone   or more of the  following,  to the  extent  permitted  by law:

(a)    Declare any Indebtedness immediately due and payable, without notice or        demand.

(b)   Enforce  the  security  interest  given  hereunder  pursuant  to the  Uniform

Commercial  Code  and any other  applicable  law.

(c)   Enforce  the  security  interest  of the  Bank  in any deposit  account  of the

Pledgor  maintained  with the  Bank  by applying  such  account  to the  Indebtedness.

(d) Require  the  Pledgor  to obtain  the  Bank's  prior written  consent  to any sale, lease,  agreement  to sell  or lease,  or other  disposition  of any Collateral  consisting  of inventory.

(e)   Require  the  Pledgor  to segregate  all collections  and proceeds  of the Collateral  so that they  are  capable  of identification  and deliver  daily  such  collections  and proceeds  to the  Bank  in kind.

(f)   Require  the  Pledgor  to direct  all account  debtors  to forward  all payments  and proceeds  of the Collateral  to a post office  box under the  Bank's  exclusive  control.

(g)   Give  notice  to others  of the  Bank's  rights  in the  Collateral,  to enforce  or forebear  from  enforcing  the  same  and make  extension  and modification  agreements.

(h)   Require  the  Pledgor  to assemble  the  Collateral,  including  the  Books and

Records,  and make  them  available  to the  Bank at a place  designated  by the  Bank.

(i)  Enter  upon the  property  where  any Collateral,  including  any Books  and Records,  are  located  and take  possession  of such  Collateral  and  such  Books  and Records,  and use such  property  (including  any buildings  and facilities)  and any of the  Pledgor's  equipment,  if the  Bank deems  such  use necessary  or advisable  in order  to take  possession  of, hold, preserve, process,  assemble,  prepare  for  sale or lease,  market for  sale or lease,  sell or lease,  or otherwise dispose  of, any  Collateral.

(j)  Demand  and collect  any payments  on and  proceeds  of the  Collateral.   In connection  therewith  the  Pledgor  irrevocably  authorizes  the  Bank to endorse  or sign the  Pledgor's name  on all checks,  drafts,   collections,  receipts  and other  documents,  and to take  possession  of and open the  mail  addressed  to the  Pledgor  and remove  therefrom  any payments  and proceeds of the Collateral.

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Simplified Security  Agreement   (Multiple   Use)

(k)   Grant  extensions  and compromise  or settle  claims  with  respect  to the

Collateral  for  less than face  value,  all without  prior notice  to the  Pledgor.

(l)  Use or transfer  any of the  Pledgor's  rights and  interests  in any Intellectual Property  now owned  or hereafter  acquired  by the  Pledgor,  if the  Bank  deems  such use or transfer necessary  or advisable  in order  to take  possession  of, hold,  preserve,  process,  assemble,

prepare  for  sale or lease,  market  for sale or lease,  sell or lease,  or otherwise  dispose  of, any Collateral.   The Pledgor agrees  that any such  use or transfer  shall  be without  any additional consideration  to the  Pledgor.   As  used  in this  paragraph,  "Intellectual  Property"  includes,  but is not limited  to, all trade  secrets,  computer  software,  service  marks,  trademarks,  trade  names, trade  styles,  copyrights,  patents,  applications  for any of the  foregoing,  customer  lists, working drawings,  instructional  manuals,  and rights  in processes  for technical  manufacturing,   packaging and labeling,  in which  the  Pledgor  has any right or interest,  whether  by ownership,  license, contract  or otherwise.

(m)   Have  a receiver  appointed  by any court of competent  jurisdiction  to take possession  of the  Collateral.  The Pledgor hereby consents  to the appointment  of such a receiver and agrees  not to oppose  any such  appointment.

(n)  Take  such  measures  as the  Bank may deem  necessary  or advisable  to take possession  of,  hold,  preserve,  process,  assemble,  insure,  prepare  for  sale or lease,  market for sale or lease,  sell  or lease,  or otherwise  dispose  of, any Collateral,  and the  Pledgor  hereby irrevocably  constitutes  and appoints  the  Bank as the  Pledgor's  attorney-in-fact   to perform  all acts and execute  all documents  in connection  therewith.

(o)  Without  notice  or demand  to the  Pledgor,  set off and apply  against  any and all of the  Indebtedness   any and all deposits  (general  or special,  time  or demand,  provisional  or final)  and any other  indebtedness,   at any time  held or owing  by the  Bank or any of the  Bank's agents  or affiliates  to or for the  credit  of the account  of the  Pledgor  or any guarantor  or endorser of the  Pledgor's  Indebtedness.

(p)   Exercise  all rights,  powers  and remedies  which  the  Pledgor  would  have,  but for this Agreement,  with  respect  to all Collateral.

(q)   Receive,  open  and read mail addressed  to the  Pledgor.

(r)   Resort  to the  Collateral  under this  Agreement,  and any other  collateral  related to the  Indebtedness,   in any order.

(s)   Exercise  any other  remedies  available  to the  Bank at law or in equity.

7.  ENVIRONMENTAL  MATTERS.

(a)  The Pledgor  represents  and warrants:  (i) it is not in violation  of any health, safety,  or environmental   law or regulation  regarding  hazardous  substances   and (ii) it is not the subject  of any claim,  proceeding,   notice,  or other  communication   regarding  hazardous substances.   "Hazardous  substances"  means any substance,  material  or waste  that  is or becomes  designated  or regulated  as "toxic,"  "hazardous,"  "pollutant,"  or "contaminant"  or a similar  designation  or regulation  under  any current  or future  federal,  state  or local  law (whether under common  law, statute,  regulation  or otherwise)  or judicial  or administrative   interpretation  of such,  including  without  limitation  petroleum  or natural gas.

(b)  The Pledgor shall deliver  to the  Bank,  promptly  upon  receipt,  copies  of all notices,  orders,  or other  communications   regarding  (i) any enforcement  action  by any governmental   authority  relating  to health,  safety,  the  environment,  or any  hazardous  substances

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Simplified Security Agreement   (Multiple   Use)

with  regard  to the  Pledgor's  property,  activities,  or operations,  or  (ii) any claim  against  the  Pledgor regarding  hazardous  substances.

(c)  The Bank and its agents  and representatives  will  have the  right at any reasonable  time,  after  giving  reasonable  notice to the  Pledgor,  to enter  and visit  any locations where  the  Collateral  is located  for the  purposes  of observing  the  Collateral,  taking  and removing environmental   samples,  and conducting  tests. The Pledgor shall reimburse the Bank on demand for the costs of any such environmental  investigation and testing.  The Bank will  make  reasonable efforts  during  any site visit,  observation  or testing  conducted  pursuant  to this  paragraph  to avoid interfering  with  the  Pledgor's  use of the Collateral.   The Bank is under  no duty to observe  the Collateral  or to conduct  tests,  and any such  acts by the  Bank will  be solely  for the  purposes  of protecting  the  Bank's  security  and preserving  the  Bank's  rights  under  this Agreement.   No site visit, observation   or testing  or any  report  or findings  made  as a result  thereof  ("Environmental Report")  will  (i) result  in a waiver  of any default  of the  Pledgor;  (ii) impose  any liability  on the Bank;  or (iii) be a representation   or warranty  of any kind regarding  the  Collateral  (including  its condition  or value  or compliance  with  any laws) or the  Environmental   Report  (including  its accuracy  or completeness).   In the event  the  Bank  has a duty  or obligation  under  applicable  laws, regulations  or other  requirements  to disclose  an Environmental   Report  to the  Pledgor  or any other party,  the  Pledgor  authorizes  the  Bank to make  such a disclosure.   The Bank may also disclose an Environmental  Report to any regulatory authority, and to any other parties as necessary or appropriate  in the Bank's judgment.   The Pledgor further  understands  and agrees  that any Environmental   Report  or other  information  regarding  a site visit,  observation  or testing  that is disclosed  to the  Pledgor  by the  Bank or its agents  and representatives   is to be evaluated

(including  any reporting  or other  disclosure  obligations  of the  Pledgor)  by the  Pledgor  without advice  or assistance  from  the  Bank.

(d) The Pledgor will  indemnify  and hold harmless  the  Bank from  any loss or liability the  Bank  incurs  in connection  with  or as a result of this Agreement,   which  directly  or indirectly  arises  out of the  use, generation,  manufacture,  production,  storage,  release,  threatened release,  discharge,  disposal  or presence  of a hazardous  substance.  This  indemnity  will  apply whether  the  hazardous  substance  is on,  under or about the  Pledgor's  property  or operations  or property  leased  to the  Pledgor.  The  indemnity  includes  but  is not  limited  to attorneys'  fees (including  the  reasonable  estimate  of the allocated  cost of in-house  counsel  and staff).  The indemnity  extends  to the  Bank,  its parent,  subsidiaries  and all of their  directors,  officers, employees,  agents,  successors,   attorneys  and assigns.

8.  WAIVER   OF JURY  TRIAL.    EACH  PARTY  HERETO  HEREBY  IRREVOCABLY WAIVES,  TO  THE  FULLEST   EXTENT  PERMITTED  BY APPLICABLE    LAW  ANY  RIGHT  IT MAY  HAVE TO A TRIAL  BY JURY  IN ANY  LEGAL   PROCEEDING  DIRECTLY  OR  INDIRECTLY   ARISING  OUT OF OR RELATING   TO THIS  AGREEMENT   OR ANY  OTHER  DOCUMENT  EXECUTED   IN CONNECTION HEREWITH  OR THE TRANSACTIONS    CONTEMPLATED   HEREBY  OR  THEREBY  (WHETHER BASED  ON CONTRACT,   TORT  OR ANY  OTHER  THEORY).   EACH  PARTY  HERETO  (a) CERTIFIES THAT  NO REPRESENTATIVE,    AGENT  OR ATTORNEY   OF ANY  OTHER  PERSON  HAS REPRESENTED,   EXPRESSLY   OR OTHERWISE,   THAT  SUCH  OTHER  PERSON  WOULD  NOT, IN THE  EVENT OF  LITIGATION,   SEEK  TO  ENFORCE  THE  FOREGOING  WAIVER,  (b) ACKNOWLEDGES    THAT  IT AND  THE  OTHER  PARTIES  HERETO  HAVE  BEEN  INDUCED  TO ENTER INTO THIS  AGREEMENT   AND  THE  OTHER  DOCUMENTS  CONTEMPLATED    HEREBY  BY,  AMONG OTHER  THINGS,  THE  MUTUAL  WAIVERS  AND  CERTIFICATIONS   IN THIS  SECTION  AND  (c) CERTIFIES  THAT  THIS  WAIVER   IS KNOWINGLY,   WILLINGLY   AND  VOLUNTARILY    MADE.

9.  MISCELLANEOUS.

(a)  Any waiver,  express  or implied,  of any provision  hereunder  and any delay  or failure  by the  Bank  to enforce  any provision  shall not  preclude  the  Bank  from  enforcing  any such provision  thereafter.

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Simplified Security  Agreement   (Multiple   Use)

(b)  The Pledgor  shall, at the  request  of the  Bank,  execute  such  other agreements,  documents,   instruments,  or financing  statements  in connection  with  this Agreement as the  Bank  may  reasonably  deem  necessary.

(c)  All  notes,  security  agreements,  subordination  agreements  and other documents  executed  by the  Pledgor  or furnished  to the  Bank  in connection  with  this Agreement must  be in form  and substance  satisfactory  to the  Bank.

(d)  Governing  Law.   Except to the  extent  that  any law of the  United  States  may apply,  this Agreement   shall  be governed  and interpreted  according  to the  laws of New York (the "Governing  Law  State"),  without  regard  to any choice  of law, rules  or principles  to the contrary. Nothing  in this  paragraph  shall  be construed  to limit or otherwise  affect  any rights  or remedies  of the  Bank  under  federal  law.

(e)  All  rights  and remedies  herein  provided  are  cumulative  and  not exclusive  of any rights  or remedies  otherwise  provided  by law. Any single  or partial  exercise  of any right or remedy  shall  not preclude  the further  exercise  thereof  or the  exercise  of any other  right or remedy.

 (f)   All terms not defined herein are used as set forth in the Uniform Commercial     Code.

(g)  The  Pledgor  shall pay to the  Bank immediately   upon demand  the full amount of all payments,  advances,  and expenses,  including  reasonable  attorneys'  fees,  expended  or incurred  by the  Bank  in connection  with  (a) the  perfection  and  preservation  of the  Collateral  or the Bank's  interest  therein,  and (b) the  realization,  enforcement  and exercise  of any  right, power, privilege  or remedy  conferred  by this  Agreement,  relating  to the  Pledgor,  or in any way affecting any of the  Collateral  or the  Bank's  ability  to exercise  any of its rights  or remedies  with  respect to the Collateral.

(h)  In the  event  the  Bank seeks  to take  possession  of any or all of the Collateral by judicial  process,  the  Pledgor  irrevocably  waives  any bonds  and any surety  or security  relating thereto  that  may be required  by applicable  law as an incident  to such  possession,  and waives  any demand  for possession   prior to the  commencement  of any such  suit  or action.

(i)  This Agreement   shall constitute  a continuing  agreement,   applying  to all future as well  as existing  transactions.

(j)  This Agreement   shall be binding  upon and  inure to the  benefit  of the  heirs, executors,  administrators,   legal representatives,   successors  and assigns  of the  parties,  and may be amended  or modified  only  in writing  signed  by the Bank  and the  Pledgor.

(k)   The secured  parties  covered  by this Agreement   include  BANA  as well as Bank  of America  Corporation  and its subsidiaries  and affiliates.  Such  secured  parties  are collectively  referred  to as the "Bank."  If, from time to time,  any of the  Indebtedness  covered  by this Agreement  includes  obligations  to entities  other than  BANA,  then  BANA  shall  act as collateral agent for  itself and all such  other  secured  parties.  BANA  shall  have the  right to apply  proceeds  of the Collateral  against  debts,  obligations  or liabilities  constituting  all or part of the  Indebtedness  in such order  as BANA  may determine  in its sole discretion,  unless  otherwise  agreed  by BANA  and one or more  of the  other  secured  parties.

(l)  The  Pledgor  agrees  that the Collateral  may be sold as provided  for in this Security  Agreement  and expressly  waives  any rights of notice  of sale,  advertisement   procedures, or related  provisions  granted  under  applicable  law, including  the  New York  Lien Law.

Ref#:   1001553582:•     MECHANICAL    TECHNOLOGY,    INCORPORATED

Simplified Security  Agreement   (Multiple   Use)

10.  FINAL  AGREEMENT.    BY SIGNING  THIS  DOCUMENT  EACH  PARTY REPRESENTS  AND  AGREES  THAT:   (A)  THIS  DOCUMENT  REPRESENTS   THE  FINAL  AGREEMENT BETWEEN  THE  PARTIES  WITH  RESPECT  TO THE SUBJECT   MATTER  HEREOF,  (B)  THIS DOCUMENT  SUPERSEDES   ANY  COMMITMENT   LETTER,  TERM  SHEET,  OR  OTHER  WRITTEN OUTLINE  OF  TERMS  AND  CONDITIONS   RELATING  TO THE  SUBJECT   MATTER  HEREOF,  UNLESS SUCH  COMMITMENT   LETTER,  TERM  SHEET,  OR OTHER  WRITTEN  OUTLINE  OF  TERMS  AND CONDITIONS  EXPRESSLY   PROVIDES  TO THE CONTRARY,   (C) THERE  ARE  NO UNWRITTEN ORAL  AGREEMENTS   BETWEEN  THE  PARTIES,  AND  (D) THIS  DOCUMENT  MAY  NOT  BE CONTRADICTED   BY  EVIDENCE  OF ANY  PRIOR,  CONTEMPORANEOUS,    OR  SUBSEQUENT   ORAL AGREEMENTS   OR  UNDERSTANDINGS    OF THE  PARTIES.

The  parties executed  this  Agreement  as of May 5, 2014,  intending  to create  an instrument  executed under  seal.

 BANK OF AMERICA, N.A.

By:/s/ Scott L. Card

Scott  L. Card,  Senior  Vice  President

Address  for  Notices:
Bank of America,  N.A.
Doc Retention  - GCF
CT2-515-BB-03
70 Batterson Park Road

Farmington, CT 06032

Mechanical Technology, Incorporated

    By:/s/ Rick Jones                                     (Seal)

    Rick Jones, Chief Financial Officer

Pledgor's  Location  (principal  residence,
if the  Pledgor  is an individual;

chief  executive  office,  if

the  Pledgor  is not an individual):

325 Washington  Avenue  Ext

Albany, NY 12205

Pledgor's  state of incorporation

or organization  (if the  Pledgor  is a corporation,  partnership, limited  liability company  or other  registered  entity):  New York

Ref#: 1001553582 :. -  MECHANICAL TECHNOLOGY, INCORPORATED

Simplified Security Agreement (Multiple Use)